KOPIN

# LETTER TO OUR SHAREHOLDERS

Kopin is committed to the research, design and manufacturing of precision solutions that deliver critical information to our customers.

2022

Table of Contents

CONTENTS

01. Message from our Chairman

02. Message from our CEO

04. Market Conditions

05. Customer Applications

06. 2022 Achievements

08. 2023 Outlook & Initiatives

10. Corporate Culture

12. Our Year in Review

13. Summary

14. Leadership Team



# A MESSAGE FROM OUR **CHAIRMAN**

## Dr. John C.C. Fan

2022 was a year filled with much growth and change in many different areas of Kopin. In 2022 Michael Murray was welcomed as Kopin's new CEO and President. I am both delighted and excited that Michael has joined Kopin; and I believe he has the experience to successfully lead the company in its next stage of growth.

Michael has great operational and business expertise to get our innovative products into the marketplace. I am confident that the strategic initiatives he has put into place will benefit Kopin as a whole, and most importantly its customers, partners, employees and shareholders.

As Chairman of Kopin I will work closely with Michael and the board on this important transition while I continue to focus on strategic and scientific matters, especially related to AR/VR.

Kopin has been a leader in microdisplays and systems since 1990 and has achieved significant milestones and much success over many decades. Kopin's unwavering commitment to serving defense, industrial, enterprise and consumer customers to the best of its ability is evident; and I look forward to watching Kopin continue to grow.





# A MESSAGE FROM OUR CEO & PRESIDENT

## Michael Murray

I would like to take a moment to thank Dr. Fan, the Kopin Board of Directors, and the talented and hardworking folks of Kopin for their warm welcome to the company. Dr. Fan has led our company through many business cycles and growth over the past 35 years. We are fortunate to have him as Chairman of the Board and a critical visionary, thought leader and partner in our technical strategy, as I lead the company into its next stage of growth.

I decided to join Kopin due to the company's unique culture of innovation, technical curiosity and a rich blend of defense, industrial and consumer opportunities which closely aligns with my background and interests. I also believe I will bring a more systematic approach to business development, product commercialization and program management. Continuing to facilitate the culture of technical curiosity and freedom of experimentation is core to our culture, whilst simultaneously transforming the business into an application specific optical solutions company. This transformation will create and capture additional value by moving upward in the technical solution and value stream. We believe it can not only provide additional barriers to entry for our competition, but also increased revenues and margins than that of a pure play microdisplay firm.

Technical curiosity, and a sense of team and belonging is evident at Kopin. As you can see from the picture of my first company outing/food truck experience, the company enjoys being together and I am continuously pleased to hear how much people enjoy working at Kopin.

This past year has ultimately reflected Kopin's resilience, hard work and dedication to manage through global supply chain issues (remnants of COVID) and deliver solid results. We are cautiously optimistic that we have identified and have mitigation plans in place for the supply chain challenges we experienced throughout the year. We had a year with total revenues up 3.8% over the previous year, with 4 consecutive years of sequential revenue growth.

Top line was driven by 8% year-over-year growth in product revenue.

Our defense revenues were very strong in the year with $6.6 million or 36% year over-year growth. The growth in this segment was partially offset by a decline in our industrial and consumer revenues of $3.9 million or 34%.

While the supply chain issues appear to be lessening, we continue to experience intermittent quality challenges. We have plans to address these challenges through the acquisition of new and upgraded equipment in our fabrication facilities and increased focus on our incoming inspections and overall quality leadership team and program.

Importantly, 2023 is a year of focus and transformation. We have a strong order book with top tier customers in each of our focus segments which we need to execute upon, on-time, in-full. We are excited about our future, as the AR and VR technical requirements are tailwinds at our back along with the increases in defense spending in upgraded weapon sights, near eye assisted symbology and head mounted display technologies.

*Michael Murray*

## 2022 COMPANY EVENT



# MARKET **CONDITIONS**

We continue to witness a strong movement towards increasing integration of digital information in all the markets Kopin serves. This, in turn, is fueling growth opportunities for Kopin as we supply the key enabling vision products delivering this information to the users.



## Defense

We believe widespread implementation of high-performance sensors and computing capabilities into new generations of military products, coupled with growing defense budgets are generating increased demands for Kopin's vision system products for aircrew, vehicles and dismounted soldiers.



## Enterprise/Industrial

Despite the on-going economic slowdown causing a reduction in enterprise and industrial sales, the rapidly growing implementation of digital technology in healthcare is generating significant opportunities for Kopin's integrated visual systems in diagnostic, interventional, planning and surgical applications.



## Consumer

While the main consumer focus has been on widespread application of virtual and augmented reality, Kopin continues to focus on higher-value specialized applications which are providing steady demand for our products.

# CUSTOMER **APPLICATIONS**










VIVIDQ

# 2022
# ACHIEVEMENTS

At Kopin we are proud to steward the Kopin culture of invention, which is the bedrock of our innovations and enables our customers' visions. We have a wealth of truly talented, educated and driven people who strive to overcome the world's most significant technical challenges and enable new markets and opportunities.

From a technology perspective, we were able to introduce **new OLED displays** in VGA, XGA, 720P, 2K x 2K and 2.6K x 2.6K resolutions, which provide our customers with significantly **improved brightness** and **power consumption savings**. We also continued our developments into **new technologies** like **MicroLED**, which progressed throughout the year.

We launched our **"I Depend on You" campaign** focused on the missions, systems and most importantly the people our technologies support. We also initiated our "**Quality in Action**" program which encourages team members to submit **productivity**, **quality** and **safety improvement ideas.**

In Q4 2022, Kopin partnered with **Harvard Business School** and developed a **new 3 and 5 year strategic plan**. The new strategy focuses on **application specific optical solutions** which sets Kopin apart from our singular display competitors. The strategy leverages our current display and optics portfolios and offers our customers solutions for their most challenging high performance imaging applications.

Albeit announced in early January 2023, a major component of the first phase of our new strategy/transformation was announcing the **partial spin out of our OLED development team**. This transition of research and development spending is critical to our near term growth and profitability, as we now have a full suite of OLED devices ranging from VGA to 2.6K based on 8 inch wafer deposition processing. We can now **reduce our internal spending** and transition towards more near term opportunities with greater potential for return for the company. This plan aligns with our strategic initiatives and execution goals and objectives.

# A YEAR OF ACHIEVEMENTS
# 2022


Improved OLED brightness and power consumption savings.


Introduced new OLED microdisplays.


Transitioned OLED research and development to partial spinout.


Achieved new MicroLED technology developments.


Reduced internal spending.


OTIF
On-Time
In-Full
Launched internal OTIF (on-time in-full) "I Depend on You" campaign.


Partnered with Harvard on a new strategic plan.


Focused new strategy on application specific optical solutions.


Quality in Action
It's in our DNA
Launched internal "Quality in Action" program.

# 2023 OUTLOOK & **STRATEGIC INITIATIVES**

Today and throughout 2023 our focus will be on driving yield improvements and achieving on-time, in-full deliveries, while identifying opportunities to reduce costs. We believe these steps combined will result in improving margins and cash flow and most importantly, delighted customers and shareholders. Our five strategic initiatives for 2023 are:

01 **Increasing Order Book**
(With application specific solutions.)

02 **Achieving On-Time, In-Full Deliveries**
(Driven by our internal OTIF program.)

03 **Cash and Cost Discipline**
(Aligned with our strategic plan.)

04 **Driving Yield Improvements**
(Driven by our internal OTIF program.)

05 **Balanced Research and Development**
(Aligned with our strategic plan.)

To this end, we have initiated several projects to cut spending, manage cash, reduce OPEX and reduce our internal research and development cash burn throughout 2023. Despite the cost cutting and partial disposition of the OLED technology group, certain business and technology programs which are unprofitable, will also be dispositioned towards our new financial models.

We are fortunate to have a solid order book cover to support our enthusiasm for the year. We will also continue to explore other markets.

For example, AR/VR is an exciting market in which Kopin is well positioned for growth. We are working hard to further develop the technology required to continue to mature this market, along with establishing relationships with critical supply chain leaders in China for our industrial and consumer business.

The world's largest defense customers continue to demand displays with higher brightness, lower power and thinner dimensions. These needs are core to the technical capabilities and offerings from Kopin. As we move forward in 2023, we look forward to achieving significant milestones within our major programs, such as the progression of our SEP4V Abrams tank initiatives. In addition, as announced in Q3, the eyepiece we supply for the International Family of Weapon Sight Long Range (IWS-I LR) program is moving into full rate production.

These types of programs and products are great examples of application specific optical assemblies where Kopin has moved up the value stream and provided the right display capabilities, optical designs, drive electronics and housings for the customer specific use case and application. These two examples utilize different display technologies from Kopin which increases our share of the value created by 10X by providing an optical solution versus that of selling a single display.


I Depend on You!
KOPIN

**A Commitment from Engineering**

*"The Engineering team at Kopin is dedicated to driving yield improvements and achieving on-time in-full deliveries in 2023 and beyond."* - Hongmei Zhang, *VP of Engineering*


LEICA A60

# CORPORATE **CULTURE**

Invention, innovation and teamwork have been the bedrock of Kopin; and for more than three decades, Kopin's scientists and engineers have created many innovative technologies that have enhanced the way people see, hear and communicate.

This culture continues to be fostered with a focus on diversity, inclusion and professional growth, coupled with the opportunity to work through the most significant technical challenges - and - with the best customers in the world.

While a large part of Kopin's mission is customer centric, we could not support and service our wonderful customers without the incredible people who work at Kopin. It has never been more important to create an inclusive and supportive environment and workplace culture in support of our team members.

We have initiated a number of new and exciting programs in recent months that encourage employees to speak up and share their ideas. Most recently we have introduced a new employee engagement platform which will enable us to collect and analyze feedback from Kopin team members in a number of different ways, including through employee engagement surveys and pulse surveys.

Behind the scenes at Kopin we work hard - but we also play hard! Over the past year, we have brought even more fun, excitement and team building into the workplace!

For example, many of us within the company are pet lovers, which is evident from the 50+ pictures of dogs, cats and birds posted on our "Pet Wall of Fame." If we could, we would have a pet friendly office, but we need to be sensitive to our clean room environment. The "Pet Wall of Fame" is the next best alternative.

We also have some phenomenal bakers at Kopin. In 2022 our annual "Holiday Baking Contest" returned after a two-year COVID hiatus. Our judges were thrilled to sample the delicious dessert entries and select the winners. Along the same lines, many folks at Kopin love to cook and recently hosted a delicious potluck lunch in the Kopin cafeteria.

Company events such as team lunches, dinners, summertime food truck outings, team building activities and holiday parties have proven to build comradery, connections and rapport amongst team members at Kopin.







**Beginning from top left:** Winners of Kopin's engineering team building event display their creation, VP of Program Management + Product Director visit Scotland, VP Commercial Markets + COO + VP Business Development & Strategy dine in Boston, judges of Kopin's holiday baking contest sample the entries, Kopin subsidiary (Forth Dimension Displays) enjoys a company holiday party celebration in the UK.

# OUR YEAR IN **REVIEW**


KOPIN


& TECHNOLOGY




KOPIN
Nasdaq
KOPIN




FORTH
DIMENSION
DISPLAYS
WQHD (2560 x 1440)
2k x 2k (2048 x 2048)



**Beginning from top left:** Winners of Kopin's annual holiday baking contest receive their prizes, Kopin engineers celebrate a customer program milestone, "Hello" from our high level assembly Team Leader, Kopin CEO Michael Murray visits Nasdaq Marketsite and interviews with "Behind the Bell," clean room operators enjoy a company potluck event, Kopin subsidiary (Forth Dimension Displays) exhibits at SPIE Photonics West, Kopin CEO visits Kopin subsidiary (NVIS) in Virginia for team building.

# SUMMARY

As we look forward, we are focused on pursuing an ambitious strategic growth plan, while not losing sight of the current macro uncertainty.

We remain optimistic and ever-focused on the vision that has guided us from the beginning: to be a company where imagination and experimentation seeds invention, and invention ignites innovation.

This innovation is why customers have partnered with us for the past 35 years and is at the core of all we achieve.

Our goal now is to pair this innovation with a renewed focus on operational excellence - which will benefit our customers, partners, employees and shareholders.



***Michael Murray***
***CEO & PRESIDENT***

# OUR LEADERSHIP **TEAM**



**MICHAEL MURRAY**
Chief Executive Officer
President



**RICHARD SNEIDER**
Chief Financial Officer
Treasurer



**PAUL BAKER**
Chief Operating Officer



**GREG TRUMAN**
VP Commercial Markets



**BILL MAFFUCCI**
VP Business Development
& Strategy



**LINDI LEE**
VP Human Resources

## BOARD OF DIRECTORS

**DR. JOHN C.C. FAN**
Chairman of the Board

**MICHAEL MURRAY**
Member

**JAMES K. BREWINGTON**
Member

**JILL AVERY**
Member

**DR. CHI CHIA HSIEH**
Member

**SCOTT L. ANCHIN**
Member

# FORWARD LOOKING **STATEMENTS**

Statements in this press release may be considered "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which are subject to the safe harbor created by such sections. Words such as "expects," "believes," "can," "will," "estimates," and variations of such words and similar expressions, and the negatives thereof, are intended to identify such forward-looking statements. We caution readers not to place undue reliance on any such "forward-looking statements," which speak only as of the date made, and advise readers that these forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, estimates, and assumptions by us that are difficult to predict. These forward-looking statements include statements with respect to our opportunities or belief that our transformation can not only provide additional barriers to entry for our competition, but also increased revenues and margins than that of a pure play microdisplay firm; our belief that we have mitigation plans in place for our supply chain challenges we experienced throughout the year; our plans to address supply chain challenges through the acquisition of new and upgraded equipment in our fabrication facilities and increased focus on our incoming inspections and overall quality leadership team and program; increasing integration of digital information in all the markets Kopin serves is fueling growth opportunities for Kopin; our belief that the widespread implementation of high-performance sensors and computing capabilities into new generations of military products, coupled with growing defense budgets are generating increased demands for Kopin's vision system products; and our belief that driving yield improvements and achieving on-time in-full deliveries, while identifying opportunities to reduce costs will result in improving margins and cash flow . Various factors, some of which are beyond our control, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany the forward-looking statements. In addition, we disclaim any obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release, except as may otherwise be required by the federal securities laws. These forward-looking statements are only predictions, subject to risks and uncertainties, and actual results could differ materially from those discussed. Important factors that could affect performance and cause results to differ materially from management's expectations are described in our Annual Report on Form 10-K for the year ended December 31, 2022, or as updated from time to time our Securities and Exchange Commission filings.

# Vision Beyond Imagination

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KOPIN
125 North Drive
Westborough, MA 01581

508-870-5959

www.kopin.com
investorrelations@kopin.com
NASDAQ (KOPN)

KOPIN